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                                                                  EXHIBIT (G)(7)
                                AMENDED EXHIBIT A
                                -----------------

         Portfolios covered by the Custody Agreement effective as of September 1, 1995, as amended, between The Chase Manhattan Bank and Excelsior Funds, Inc.

                             Money Fund
                             Government Money Fund
                             Treasury Money Fund
                             Blended Equity Fund
                             Income and Growth Fund
                             Energy and Natural Resources Fund
                             Productivity Enhancers Fund
                             Environmentally-Related Products and Services Fund Aging of America Fund
                             Communication and Entertainment Fund
                             Value and Restructuring Fund
                             Global Competitors Fund
                             Small Cap Fund
                             International Fund
                             Latin America Fund
                             Pacific/Asia Fund
                             Pan European Fund
                             Short-Term Government Securities Fund
                             Intermediate-Term Managed Income Fund
                             Managed Income Fund
                             Large Cap Growth Fund
                             Real Estate Fund
                             Emerging Markets Fund
                             Technology Fund
                             Biotechnology Fund

                                              THE CHASE MANHATTAN BANK



                                              By:
                                                 -------------------------------


                                              EXCELSIOR FUNDS, INC.



                                              By:
                                                 -------------------------------


Dated: __________________ , 200_